EXHIBIT 4(d)(5)

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") dated as of the 31st day of July, 1996 (the "Amendment Date"), by and among VANGUARD CELLULAR OPERATING CORP., a Delaware corporation (the "Borrower"); and THE TORONTO-DOMINION BANK, THE BANK OF NEW YORK, CIBC, INC., LTCB TRUST COMPANY, NATIONSBANK, N.A., THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC, BANK OF MONTREAL, CHICAGO BRANCH, BANQUE NATIONAL DE PARIS, CREDIT LYONNAIS CAYMAN ISLAND BRANCH, THE FIRST NATIONAL BANK OF MARYLAND, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, FLEET NATIONAL BANK, THE FIRST NATIONAL BANK OF BOSTON, ROYAL BANK OF CANADA, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, SOCIETE GENERALE, ABN AMRO BANK N.V., BANK OF HAWAII, CORESTATES BANK, N.A., MERIDIAN BANK, FLEET BANK, N.A. (FORMERLY KNOWN AS NATWEST BANK N.A.), THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, BANQUE PARIBAS, UNION BANK OF CALIFORNIA, N.A., COBANK, ACB AND FIRST HAWAIIAN BANK (collectively and together with any financial institution which subsequently becomes a 'Lender' under the Loan Agreement, as such term is defined therein, the "Lenders"), and for purposes of acknowledging notice of this Amendment, CIBC INC., LTCB TRUST COMPANY, NATIONSBANK, N.A., THE BANK OF NOVA SCOTIA AND THE FIRST NATIONAL BANK OF BOSTON, as co-agents (collectively, in such capacity, the "Co-Agents"); THE BANK OF NEW YORK AND THE TORONTO-DOMINION BANK, as managing agents (collectively, in such capacity, the "Managing Agents"); THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"); THE TORONTO-DOMINION BANK, as documentation/review agent (in such capacity, the "Documentation Agent"); and TORONTO DOMINION (TEXAS), INC., as collateral agent (the "Collateral Agent"; the Collateral Agent, the Documentation Agent, the Administrative Agent, the Managing Agents and the Co-Agents are collectively referred to as the "Agents"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain Second Amended and Restated Loan Agreement dated as of April 10, 1996 (the "Loan Agreement"); and

         WHEREAS, in order to simplify the corporate structure of the Borrower and its Subsidiaries, the Borrower desires to cause State College CellTelCo, a District of Columbia general partnership ("State College"), Williamsport Cellular Telephone Company, a Delaware general partnership ("Williamsport"), and PA 10 - East Partnership, a Maryland general partnership ("PA 10"), each of which is a Partnership Subsidiary of the Borrower, to sell all of their respective assets to Pennsylvania Cellular

Telephone Corp. ("Pennsylvania Cellular"), a North Carolina corporation and a wholly-owned Subsidiary of the Borrower and the general partner of State College, Williamsport and PA 10; and

         WHEREAS, the Borrower then desires to cause State College, Williamsport and PA 10 to be dissolved; and

         WHEREAS, Vanguard Cellular Systems, Inc. ("Vanguard"), the parent of the Borrower, desires to enter into certain interest rate hedging transactions with respect to Vanguard's interest obligations under the Vanguard Debentures; and

         WHEREAS, the Borrower desires to obtain letters of credit from time to time, which letters of credit, if issued by any of the Lenders, shall be secured by the Collateral; and

         WHEREAS, the Borrower has requested, and the Lenders and the Agents have agreed, subject to the terms hereof, to consent to the consummation of the transactions described above and to amend the Loan Agreement as more fully set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

         1.       Amendment to Article 1.  Article 1 of the Loan
Agreement, Definitions, is hereby amended by deleting the existing definition of "Loan Documents" in its entirety and by substituting the following therefor:

                  "'Loan Documents' shall mean this Agreement, the Notes, the Security Documents, the Vanguard Assignment Agreement, the VCFC Assumption Agreement (upon its execution), the Certificate of Financial Condition, all legal opinions or reliance letters issued by counsel to the Borrower or any of its Subsidiaries, all fee letters (including, without limitation, those referred to in Section 2.5 hereof), all Requests for Advance, all Interest Rate Hedge Agreements and reimbursement agreements with respect to letters of credit permitted under Section 7.1(i) hereof, in each case, between the Borrower, on the one hand, and the Lenders or affiliates of the Lenders, or any of them, on the other hand (including all such Interest Rate Hedge Agreements and reimbursement agreements entered into prior to the Agreement Date), and all other documents and agreements executed or delivered in connection with or contemplated by this Agreement."

         2.       Amendments to Article 7.

         a. Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby amended by (i) deleting "and" at the end of subsection (g); (ii) substituting a semicolon and the word "and" for the period at the end of subsection (h); and (iii) adding the following subsection (i):

                           "(i) Indebtedness with respect to letters of credit issued for the Borrower's account or the account of a Subsidiary of the Borrower, in the ordinary course of the Borrower's or such Subsidiary's business, in an aggregate amount not to exceed $2,000,000 at any time outstanding."

         b. Section 7.5 of the Loan Agreement, Limitation on Guaranties, is hereby amended by (i) substituting a comma and the word "or" for the period at the end of Section 7.5 and (ii) adding the following after the word "or" as a new subsection (d) thereto:

         "(d) Guaranties arising as a result of any letters of credit issued for the Borrower's account or the account of a Subsidiary of the Borrower pursuant to Section 7.1(i) hereof."

         c. Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby amended by deleting the existing subsection 7.7(d) in its entirety and by substituting the following therefor:

         "(d) so long as no Default then exists or would be caused thereby, the Borrower may make distributions to Vanguard in an aggregate amount not to exceed the aggregate amount of current scheduled payments of accrued interest with respect to the Vanguard Debentures, plus or minus, as the case may be, the amount of any payments received or made, as the case may be, by Vanguard pursuant to any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements, which would not constitute an Event of Default under Section 8.1(r) hereof, entered into by Vanguard with respect to its obligations under the Vanguard Debentures, provided that such distributions shall be made solely for the purpose of permitting Vanguard to make current scheduled payments of accrued interest with respect to the Vanguard Debentures and payments pursuant to any such interest rate agreements or similar arrangements;".

         d. Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby further amended by adding the phrase "The Borrower may" at the beginning of existing subsection 7.7(e).

         3. Amendment to Article 8. Section 8.1 of the Loan Agreement, Events of Default, is hereby amended by deleting subsection 8.1(r) in its entirety and by substituting the following therefor:

                  "(r) Vanguard shall (i) make any acquisition of or investment in any assets or interests of any Person or (ii) issue or extend any Guaranties or incur any Indebtedness (excluding expenses incurred by Vanguard solely as a result of its operating obligations to the extent the payment thereof would be permitted pursuant to Section 7.7(e) hereof) other than (A) Indebtedness arising under the Vanguard Debentures and (B) obligations arising under any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to reduce interest costs under the Vanguard Debentures, and having a notional amount of not more than fifty percent (50%) of the aggregate outstanding principal amount of the Vanguard Debentures, provided that Vanguard's obligation to pay interest in respect of such notional amount does not at any time exceed 10% per annum;"

         4.       Partnership Transfers.

                  (a) Notwithstanding Section 7.4(a) of the Loan Agreement, the Lenders hereby consent to the transfer of all of the assets of State College, Williamsport and PA 10 to Pennsylvania Cellular. The Lenders hereby authorize the Collateral Agent to enter into or obtain from the Borrower and its Subsidiaries such modifications to the Security Documents as the Collateral Agent may deem to be necessary or appropriate in order to reflect such transfers.

                  (b) Notwithstanding Section 7.4(b) of the Loan Agreement, the Lenders hereby consent to the dissolution of State College, Williamsport and PA 10 following the transfer of assets referred to in
         Section 4(a) above. The Lenders hereby authorize the Collateral Agent to take all such other actions as the Collateral Agent may deem to be necessary or appropriate in order to reflect such dissolutions and release of Collateral.

                  (c) The Borrower and the Lenders acknowledge and agree that, for purposes of Section 7.6(d) of the Loan Agreement, Pennsylvania Cellular shall be deemed to have made an Acquisition in an amount equal to the product of the aggregate purchase price paid by Pennsylvania Cellular for the assets acquired from State College, Williamsport and PA 10, multiplied by the sum of the respective percentages of partnership interests in State College, Williamsport and PA

         10 not owned by the Borrower or one or more of its wholly-owned Subsidiaries immediately prior to such purchase.

         5. No Other Amendment or Waiver. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agents or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         6. Representations and Warranties. The Borrower hereby represents and warrants in favor of each Agent and each Lender as follows:

                  a.       The Borrower has the corporate power and authority
(i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  b. This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms;

                  c. The execution and delivery of this Amendment and the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any of its Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation or by-laws of the Borrower or any of its Subsidiaries, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower or any of its Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

                  d.       The representations and warranties contained in
Section 4.1 of the Loan Agreement remain true and correct as of the date hereof, both before and after giving effect to this

Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

         7. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agents of counterparts hereof executed by the Majority Lenders and the Borrower and of all documents, instruments, consents or items which the Managing Agents shall deem appropriate in connection herewith.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         9. Loan Documents. Each reference in the Loan Agreement or any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

         10. Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

         11. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 7 above, this Amendment shall be effective as of July 31, 1996.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.


BORROWER:                                   VANGUARD CELLULAR OPERATING CORP., a
                                            Delaware corporation



                                     By:     /s/ Stephen L. Holcombe
                                      Name:   Stephen L. Holcombe
                                     Title:   Vice President

[CORPORATE SEAL]


                                    Attest:  /s/ Richard C. Rowlenson
                                      Name:    Richard C. Rowlenson
                                     Title:    Assistant Secretary


                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 1

                                            TORONTO DOMINION (TEXAS), INC., as
                                            Collateral Agent



                                     By:    /s/ Melissa B. Nigro
                                      Name:   Melissa B. Nigro
                                     Title:   Vice President



                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 2

                                      THE BANK OF NEW YORK, as Administrative
                                      Agent, a Managing Agent and a Lender



                               By:    /s/ James W. Whitaker
                                Name:   James W. Whitaker
                               Title:   Vice President


                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 3

                                   THE TORONTO-DOMINION BANK, as
                                   Documentation Agent, a Managing Agent
                                   and a Lender



                                    By:  /s/ Kimberly Burleson
                                      Name:  Kimberly Burleson
                                     Title:  Mgr. CR Admin.



                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 4

                                     CIBC, INC., as a Co-Agent and a Lender



                                     By:    /s/ Marisa J. Harney
                                      Name:    Marisa J. Harney
                                     Title:    Director
                                               CIBC Wood Gundy Securities Corp.
                                               as Agent

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 5

                                    LTCB TRUST COMPANY, as a Co-Agent and a
                                    Lender



                                    By:    /s/ Satoru Otsubo
                                      Name:   Satoru Otsubo
                                     Title:   Executive Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 6

                                    NATIONSBANK, N.A., as a Co-Agent and a
                                    Lender



                                    By:   /s/ Jennifer O. Bishop
                                      Name:   Jennifer O. Bishop
                                     Title:   Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

                                     THE BANK OF NOVA SCOTIA, as a Co-Agent
                                     and a Lender



                                     By:   /s/ Vincent J. Fitzgerald, Jr.
                                      Name:   Vincent J. Fitzgerald, Jr.
                                     Title:   Authorized Signatory

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

                                     THE FIRST NATIONAL BANK OF BOSTON, as a
                                     Co-Agent and a Lender



                                     By:   /s/ Mary E. Meduski
                                      Name:    Mary E. Meduski
                                     Title:    Director

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                                Signature Page 9

                         ABN AMRO BANK N.V., as a Lender



                                     By:   /s/ Larry Kelley
                                      Name:    Larry Kelley
                                     Title:    Group Vice President



                                      By:    /s/ Robert Budnek
                                      Name:      Robert Budnek
                                     Title:      Assistant Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

                                  UNION BANK OF CALIFORNIA, N.A., as a
                                  Lender



                                  By:   /s/ J. Kevin Sampson
                                      Name:  J. Kevin Sampson
                                     Title:  Asst. Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11

                                     BANK OF HAWAII, as a Lender



                                     By:   /s/ Bruce Helberg
                                      Name:    Bruce Helberg
                                     Title:    Corporate Banking Officer

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 12

                                   BANK OF MONTREAL, CHICAGO BRANCH, as a
                                   Lender



                                   By:   /s/ Allegra Griffiths
                                      Name:  Allegra Griffiths
                                     Title:  Director

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 13

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                   as a Lender



                                   By:  /s/ John P. Judge
                                      Name: John P. Judge
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 14

                                    BANQUE NATIONALE DE PARIS, as a Lender



                                    By:   /s/ Serge Desrayaud
                                      Name:   Serge Desrayaud
                                     Title:   V.P./Team Leader



                                     By:   /s/ Pamela Lucash
                                      Name:    Pamela Lucash
                                     Title:    Assistant Treasurer

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 15

                                   BANQUE PARIBAS, as a Lender



                                    By:  /s/ Nicole Cawley
                                      Name:  Nicole Cawley
                                     Title:  Vice President



                                    By:   /s/ Eileen M. Burke
                                      Name:   Eileen M. Burke
                                     Title:   Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 16

                         BARCLAYS BANK PLC, as a Lender



                                    By:  /s/ James K. Downey
                                      Name:  James K. Downey
                                     Title:  Associate Director

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 17

                                     CoBANK, ACB, as a Lender



                                     By: /s/ Anne F. Appleby
                                      Name:  Anne F. Appleby
                                     Title:  Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 18

                                    CORESTATES BANK, N.A., as a Lender



                                    By: /s/ Chris Kalmbach
                                      Name: Chris Kalmbach
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 19

                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as a Lender



                                  By: /s/ James E. Morris
                                      Name: James E. Morris
                                     Title: Authorized Signature

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 20

                                 FIRST HAWAIIAN BANK, as a Lender



                                  By: /s/ William R. Schink
                                      Name: William R. Schink
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 21

                                  THE FIRST NATIONAL BANK OF MARYLAND, as
                                  a Lender



                                  By: /s/ Timothy A. Knabe
                                      Name: Timothy A. Knabe
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 22

                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA, as a Lender



                                   By: /s/ Jim Redmon
                                      Name: Jim Redmon
                                     Title: SVP

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 23

                                  FLEET BANK, N.A. (formerly known as
                                  Natwest Bank N.A.), as a Lender



                                  By: /s/ Paula H. Lang
                                      Name: Paula H. Lang
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 24

                                   FLEET NATIONAL BANK, as a Lender



                                     By: /s/ Paula H. Lang
                                      Name:  Paula H. Lang
                                     Title:  Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 25

                                  MERIDIAN BANK, as a Lender



                                  By: /s/ Chris Kalmbach
                                      Name: Chris Kalmbach
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 26

                                    ROYAL BANK OF CANADA, as a Lender



                                    By: /s/ Thomas M. Byrne
                                      Name: Thomas M. Byrne
                                     Title: Manager

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 27

                                  SOCIETE GENERALE, as a Lender



                                   By: /s/ John Sadik-Khan
                                      Name: John Sadik-Khan
                                     Title: Vice President

                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 28

                                  THE SUMITOMO TRUST & BANKING CO., LTD.,
                                  NEW YORK BRANCH, as a Lender



                                  By: /s/ Suraj P. Bhatia
                                      Name: Suraj P. Bhatia
                                     Title: Senior Vice President
                                            Manager, Corporate Finance Dept.


                                               VANGUARD CELLULAR OPERATING CORP.
                                               FIRST AMENDMENT TO SECOND AMENDED
                                                     AND RESTATED LOAN AGREEMENT
                                                               Signature Page 29